                                                                    EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is made as of December 28, 2005 (the "Effective Date") by and between Liberty Media Corporation, a Delaware corporation (the "Company"), and Robert R. Bennett (the "Executive").

                                    RECITALS

     The Executive currently is an officer, director and employee of the Company. On August 2, 2005, the Executive resigned his position as Chief Executive Officer of the Company and anticipates that he will resign his position as President of the Company within the next several months. The board of directors of the Company (the "Board") has determined that it is in the best interests of the Company to continue the Executive's employment with the Company, and the Executive desires to continue as an employee of the Company. The Company and the Executive desire to memorialize the terms of the Executive's employment with the Company.

                                    AGREEMENT

     In consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

     1. TERM. The Company will employ the Executive, and the Executive will serve the Company, on the terms and conditions set forth in this Agreement, for the period beginning on the Effective Date and ending on the earlier of August 31, 2014 or the date on which the Executive's employment with the Company is terminated in accordance with Section 4 below (the "Term"). The Term will consist of the following: (i) the Current Employment Period, which will begin on the Effective Date and conclude on the earlier of March 31, 2006 or the expiration of the Term, (ii) if the Term does not expire on or prior to April 1, 2006, the Second Employment Period, which will begin on April 1, 2006 and conclude on the earlier of March 31, 2008 or the expiration of the Term, and
(iii) if the Term does not expire on or prior to April 1, 2008, the Third Employment Period, which will begin on April 1, 2008 and conclude on the earlier of August 31, 2014 or the expiration of the Term (each, an "Employment Period").

     2.   POSITION AND DUTIES.

          (a) DESCRIPTION. The Executive will continue to serve as President of the Company until the earlier of (i) his resignation from such office or (ii) his removal from such office and/or the appointment of a successor by the Board in accordance with the bylaws of the Company, in any case on or before the end of the Current Employment Period. During the Second Employment Period and the Third Employment Period, the Executive will provide assistance with special projects as reasonably determined by the Company, taking into account, among other things, the expertise of Executive. All such projects shall be consistent with the duties of the Executive's past positions and responsibilities with the Company.

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          (b)  LOCATION. The Executive's services will be performed primarily at the principal office of the Company (or otherwise within 35 miles of such office), subject to any travel requirements necessary to perform his duties hereunder; provided that Executive may, if reasonably possible, perform services on a telecommuting basis.

          (c) REPORTING. During the Term, the Executive shall report to the Chairman of the Board or such other individual as the Board designates by notice to the Executive.

          (d) OTHER ACTIVITIES. It will not be considered a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, (iii) manage personal investments and (iv) engage in employment with one or more other entities, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

     3.   COMPENSATION; BENEFITS; TIME DEVOTED TO EMPLOYMENT.

          (a) CURRENT EMPLOYMENT PERIOD. During the Current Employment Period, the Executive will devote reasonable attention and time during normal business hours to the business and affairs of the Company as necessary to carry out the responsibilities of Executive's current position with the Company. Through the conclusion of the Current Employment Period, the Executive will continue to receive an annual base salary of $1,000,000, payable pursuant to the Company's normal payroll practices. The Executive will also be entitled to receive a performance bonus in the amount of $750,000 (the "Performance Bonus").

          (b) SECOND EMPLOYMENT PERIOD. During the Second Employment Period, upon request by the Company, the Executive shall devote up to 450 hours per annum during normal business hours to the performance of services reasonably requested by the Company as described in Section 2(a) above. During the Second Employment Period, the Executive will be entitled to receive an annual base salary of $500,000, payable pursuant to the Company's normal payroll practices.

          (c) THIRD EMPLOYMENT PERIOD. During the Third Employment Period, if requested by the Company, the Executive shall devote to the performance of services described in Section 2(a) above during normal business hours such number of hours as the Executive and the Company shall agree. During the Third Employment Period, the Executive will be entitled to receive (i) an annual base salary of $3,000, payable pursuant to the Company's normal payroll practices, and (ii) an additional amount of cash compensation based upon an hourly rate to be agreed between the Company and the Executive, payable pursuant to the Company's normal payroll practices.

          (d) BENEFITS. During the Term, the Executive will be entitled to continue participating in savings and welfare benefit plans, practices, policies and programs ("plans") as the Company may make available generally to senior executives of the Company to the extent such participation is permitted under the terms of such plans, subject to the terms and conditions of such plans and subject to the continued maintenance of such plans by the Company.

                                       2
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          (e)  EXPENSES. During the Term, the Executive will be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive in accordance with the Company's policies, practices and procedures in performing services pursuant to this Agreement.

          (f) VACATION, PERSONAL AND SICK LEAVE. The Executive acknowledges and agrees that (i) prior to the commencement of the Second Employment Period, the Executive will have taken all vacation, personal and sick leave to which the Executive will have become entitled as of March 31, 2006, (ii) the Executive will not accrue vacation, personal or sick leave during any portion of the Term following commencement of the Second Employment Period, and (iii) the Executive will not be entitled to any payment for accrued but unused vacation, personal or sick leave at any time, including upon termination of the Executive's employment with the Company.

          (g) OFFICE SUPPORT; USE OF CORPORATE APARTMENT. From the Effective Date through the conclusion of the Second Employment Period, (i) the Company will provide office space and administrative support to the Executive at the principal office of the Company for the performance of the Executive's duties hereunder, and (ii) the Executive shall have access to the Company's apartment in New York City in accordance with the policies and practices of the Company with respect to use of such apartment by its senior executives.

          (h) DEFERRED COMPENSATION ARRANGEMENTS. The Company and the Executive acknowledge that, as of the Effective Date, the Executive is entitled to the benefits described in each of the deferred compensation agreements identified in Exhibit A (the "Deferred Compensation Agreements"). The Executive acknowledges that, except for deferred compensation governed by the Deferred Compensation Agreements, Executive will not be entitled to receive any form or amount of deferred compensation on account of his past or future employment with the Company.

          (i) STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Company and the Executive acknowledge that, as of the Effective Date, the Executive holds the options and stock appreciation rights described in Exhibit B (the "Existing Awards") pursuant to the agreements identified in Exhibit B (the "Existing Award Agreements"). The Company further acknowledges and agrees that, notwithstanding any provision to the contrary in any Existing Award Agreement, all of the Existing Awards shall be fully exercisable as of the Effective Date. In all other respects, each Existing Award shall remain subject to the terms and conditions of the applicable Existing Award Agreement. For so long as the Executive is employed by the Company pursuant to this Agreement, he shall be considered by the Company to be employed for all purposes relating to the Existing Awards. In consideration of the benefits provided to the Executive under this Section 3(i), and notwithstanding any provision of this Agreement or any communication, documentation or other evidence to the contrary, the Executive acknowledges and agrees that he will not be entitled to receive any additional stock options, stock appreciation rights, restricted stock, stock units or other equity-based award (collectively, "Awards") during the Term, regardless of whether the Company grants any such Award to any other officer, director or employee of the Company during the Term.

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          (j)  USE OF COMPANY AIRCRAFT. The Company and the Executive agree that, during the period beginning on August 2, 2005, and ending on April 30, 2006, the Executive shall be entitled to 60 hours of personal flight time on aircraft in which the Company has an ownership or leasehold interest ("Company Aircraft"), subject, in the case of any particular aircraft, to the availability of such aircraft during such period. The fair market value of such personal flight time will be calculated based on the Standard Industry Fair Level (or
SIFL) formula pursuant to 26 C.F.R. ss. 1.61-21(g) or any successor provision for purposes of determining the amount of compensation to the Executive represented by such personal flight time. This provision shall supersede any agreement(s), oral or written, between the Company regarding the Executive's personal use of Company Aircraft.

          (k) INDEMNIFICATION. The Company and Executive acknowledge and agree that they are parties to an Indemnification Agreement dated August 10, 2001 (the "Indemnification Agreement") pursuant to which the Company has agreed to indemnify the Executive with respect to Claims relating to Indemnifiable Events (as such terms are defined in the Indemnification Agreement). The Company and the Executive further acknowledge and agree that the Indemnification Agreement shall remain in full force and effect according to its terms, notwithstanding that Executive has resigned his position as Chief Executive Officer of the Company and will cease to hold the office of President of the Company on or before March 31, 2006.

     4.   TERMINATION OF EMPLOYMENT.

          (a) DEATH OR DISABILITY. The Executive's employment will terminate automatically upon the Executive's death during the Term. The Company will be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. "Disability" means that the Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as certified by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative. A termination of the Executive's employment by the Company for Disability will be communicated to the Executive or the Executive's legal representative by written notice, and will be effective on the 10th day after receipt of such notice by the Executive or the Executive's legal representative (the "Disability Effective Date").

          (b) BY THE COMPANY. The Company may terminate the Executive's employment during the Employment Period for Cause. "Cause" will mean illegal conduct or gross misconduct by the Executive, in either case that is willful and results in material and demonstrable damage to the business or reputation of the Company or any of its affiliates. A termination of employment by the Company for Cause will be effectuated by giving the Executive written notice ("Notice of Termination for Cause") of the termination, setting forth in reasonable detail the specific conduct of the Executive that constitutes Cause. A termination of employment by the Company for Cause will be effective (unless disputed by the Executive) on the fifth business day following the date when the Notice of Termination for Cause is received by the Executive, unless the notice sets forth a later date (which date set forth in the notice will in no event be later than 30 days after the notice is received by the Executive).

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          (c)  BY THE EXECUTIVE. The Executive may terminate his employment with the Company at any time for any reason.

          (d) DATE OF TERMINATION. The "Date of Termination" means the date of the Executive's death, the Disability Effective Date, the date on which the termination of the Executive's employment by the Company or by the Executive is effective, or August 31, 2014, as the case may be.

     5. OBLIGATIONS OF THE COMPANY UPON TERMINATION. Following the Executive's Date of Termination, the Company will have the obligations to the Executive set forth in this Section 5, and will have no further obligations under this Agreement, other than, if applicable, any obligations to reimburse expenses due to the Executive under Section 3(e) and as otherwise expressly set forth herein.

          (a) DEATH OR DISABILITY. If the Executive's employment is terminated because of death or the Company terminates the Executive's employment on account of Disability, the Company will pay the Executive or his legal representative, within 10 days following the Date of Termination: (i) if such termination occurs during the First Employment Period or the Second Employment Period, the portion of the Executive's annual base salary for the period from the most recent preceding payroll date through the end of the Second Employment Period, less all applicable federal, state and local withholdings, or (ii) if such termination occurs during the Third Employment Period, the portion of the Executive's annual base salary for the period from the most recent preceding payroll date through the end of the Term, less all applicable federal, state and local withholdings. The payments and benefits provided pursuant to this Section 5(a) are intended as liquidated damages for a termination of the Executive's employment with the Company as a result of death or Disability, and will be the sole and exclusive remedy therefor.

          (b) CAUSE; VOLUNTARY TERMINATION BY EXECUTIVE. If, during the Term, the Executive's employment is terminated by the Company for Cause or the Executive voluntarily terminates employment with the Company, the Company will pay the Executive, within 10 days following the Date of Termination, the portion of the Executive's annual base salary for the period from the most recent preceding payroll date through the Date of Termination, less all applicable federal, state and local withholdings.

     6. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement will not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event will the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts will not be reduced, regardless of whether the Executive obtains other employment.

     7. CONFIDENTIAL INFORMATION. The Executive will hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company and its respective businesses that the Executive has obtained or obtains during the Executive's employment by the Company (before and after the Effective Date) and that is not public knowledge (other than as a result of the Executive's violation of this Section 7)

                                       5
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("Confidential Information"). The Executive will not communicate, divulge or disseminate Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. Notwithstanding anything herein to the contrary, the Executive may disclose the terms of this Agreement to (a) attorneys or accountants for Executive for the rendition of legal or tax advice (in which case Executive will be responsible for his attorney's or accountant's compliance with the restrictions stated in this
Section 7), (b) Executive's spouse (in which case Executive will be responsible for his spouse's compliance with the restrictions stated in this Section 7), or
(c) as required by law.

     8. DISPUTE RESOLUTION. At the option of the Executive or the Company, any dispute, controversy, or question arising under, out of or relating to this Agreement or the breach thereof, other than that for injunctive relief to this Agreement or the breach thereof, will be referred for decision by arbitration in the Denver metropolitan area of the State of Colorado by a neutral arbitrator selected by the parties hereto. The proceeding will be governed by the Rules of the American Arbitration Association then in effect or such rules last in effect (in the event such Association is no longer in existence). If the parties are unable to agree upon such a neutral arbitrator within 30 days after either party has given the other written notice of the desire to submit the dispute, controversy or question for decision as aforesaid, then either party may apply to the American Arbitration Association for an appointment of a neutral arbitrator, or if such Association is not then in existence or does not act in the matter within 30 days of application, either party may apply to the Presiding Judge of the District Court of any county in Colorado for an appointment of a neutral arbitrator to hear the parties and settle the dispute, controversy or question, and such Judge is hereby authorized to make such appointment. In the event that either party exercises the right to submit a dispute arising hereunder to arbitration, the decision of the neutral arbitrator will be final, conclusive and binding on all interested persons and no action at law or equity will be instituted or, if instituted, further prosecuted by either party other than to enforce the award of the neutral arbitrator. The award of the neutral arbitrator may be entered in any court that has jurisdiction. In the event that the Executive is successful in pursuing any claim(s) or dispute(s) arising out of this Agreement, the Company will pay the Executive's attorneys' fees and costs and expenses of any Arbitrator in connection with such claims or disputes. In any other case, the Executive and the Company will each bear all their own costs and attorneys' fees, except the Company will in all events pay the costs of any arbitrator appointed hereunder.

     9.   ASSIGNMENT; ENFORCEABILITY.

          (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, will not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement will inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement will inure to the benefit of and be enforeceable by the Company and its successors and assigns.

     10.  MISCELLANEOUS.

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          (a)  This Agreement will be governed by, and construed in accordance with, the laws of the State of Colorado, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and will have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (b) All notices and other communications under this Agreement will be in writing and will be given by hand delivery or telecopy to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Executive:  Mr. Robert R. Bennett
                                     XXXXXXXXXXXXXXXXXX
                                     XXXXXXXXXXXXXXXXXXXXXXXX
                                     Facsimile:  XXXXXXXXXXXX


               If to the Company:    Liberty Media Corporation
                                     12300 Liberty Boulevard
                                     Englewood, CO   80112
                                     Attn: General Counsel
                                     Telecopy: 720-875-5382

or to such other address or telecopy as either party furnishes to the other in writing in accordance with this Section 10(b). Notices and communications will be effective when actually received by the addressee.

          (c) The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement will be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, will remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

          (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

          (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement will not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

          (f) Except as to (i) the Deferred Compensation Agreements referenced in Section 3(h) above, (ii) the Existing Award Agreements referenced in Section 3(i) above and the Indemnification Agreement referenced in Section 3(k) above, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and any predecessor or affiliate of the Company (collectively with the Company, the "Employing Entities"), or any plan or practice of any of the Employing Entities concerning the subject matter hereof, including the Company's Severance Pay Plan or any other severance plan

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or policy of any of the Employing Entities or any of their respective affiliates
(collectively, the "Severance Plans"). The Executive hereby irrevocably waives any rights to severance benefits under the Severance Plans or to acceleration of equity awards under the Severance Plans or any equity award plan of any of the Employing Entities except as may be provided in this Agreement.

          (g) This Agreement may be executed in several counterparts, each of which will be deemed an original, and said counterparts will constitute but one and the same instrument.

          (h) Each party will bear any costs, including attorneys' fees, incurred by such party in connection with negotiating and entering into this Agreement.

          (i) In the event of breach or alleged breach of this Agreement by the Executive, termination of the Executive's employment by the Company shall be the Company's sole and exclusive remedy.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                     /s/ Robert R. Bennett
                                     ----------------------------------------
                                     Robert R. Bennett


                                     LIBERTY MEDIA CORPORATION


                                     By: /s/ Charles Y. Tanabe
                                        ----------------------------------------
                                        Charles Y. Tanabe, Senior Vice President


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                                    EXHIBIT A

                                       TO

              EMPLOYMENT AGREEMENT DATED DECEMBER 28, 2005 BETWEEN
                 LIBERTY MEDIA CORPORATION AND ROBERT R. BENNETT


                        DEFERRED COMPENSATION AGREEMENTS



1. Deferred Compensation Agreement dated as of July 1, 2005 between Liberty Media Corporation and Robert R. Bennett (2005 Lump Sum Payment)

2. Amended and Restated Deferred Compensation Agreement dated as of December 28, 2005 between Liberty Media Corporation and Robert R. Bennett (2004 Lump Sum Payment)

3. Amended and Restated Deferred Compensation Agreement dated as of December 28, 2005 between Liberty Media Corporation and Robert R. Bennett (Installment Payments)

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                                    EXHIBIT B

                                       TO

              EMPLOYMENT AGREEMENT DATED DECEMBER 28, 2005 BETWEEN
                 LIBERTY MEDIA CORPORATION AND ROBERT R. BENNETT


                            EXISTING AWARD AGREEMENTS



                                                                            OPTIONS/SARS
                                                                          OUTSTANDING AND             BASE PRICE
                             AGREEMENT                                      EXERCISABLE                  AS OF
                                                                        AS OF EFFECTIVE DATE        EFFECTIVE DATE

Non-Qualified  Stock Option Agreement and Stock Appreciation  Rights  25,640 LMC Series A               $19.40
Agreement dated July 11, 1997 between TCI Music,  Inc. and Robert R.  Options with Tandem
Bennett                                                               Stock Appreciation
                                                                      Rights

Non-Qualified  Stock  Option  Agreement  dated as of August 10, 2001  16,679,853 LMC Series B      $11.03 (Series B)
between  Liberty  Media  Corporation  and Robert R. Bennett  (issued  Options (or, at
pursuant to the Liberty Media  Corporation  2000  Incentive Plan (As  Executive's election,        $10.77 (Series A)
Amended and Restated Effective August 10, 2001))                      Series A Options)

Stock  Appreciation  Rights  Agreement  dated  as of July  31,  2003  1,000,000 LMC Series A             $7.98
between  Liberty  Media  Corporation  and Robert R. Bennett  (issued  Free-Standing Stock pursuant to the Liberty Media  Corporation  2000  Incentive Plan (As  Appreciation Rights
Amended and Restated Effective September 11, 2002))

Stock  Appreciation  Rights  Agreement  dated as of  August  6, 2004  1,000,000 LMC Series A             $7.27
between  Liberty  Media  Corporation  and Robert R. Bennett  (issued  Free-Standing Stock pursuant to the Liberty Media  Corporation  2000  Incentive Plan (As  Appreciation Rights
Amended and Restated Effective April 19, 2004))
